PROJECT IMPACTS

(1984–PRESENT*)

$51.0 Billion total economic benefits	$21.9 Billion personal income including wages and benefits, with $11.3 billion for construction workers	$6.9 Billion tax revenues ($2.2 billion state/local and $4.7 billion federal)
215.5 Million hours of on-site union construction work created	247.0 Thousand total jobs generated across communities	131.6 Thousand housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2025. Economic impact data is in 2024 dollars and all other flgures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	856	1,722,590
Bricklayers (including tile setters)	6,351	12,774,650
Carpenters	19,532	39,267,230
Cement Masons	3,978	7,997,280
Electrical Workers	16,315	32,800,170
Elevator Constructors	944	1,894,360
Insulators	1,302	2,618,930
Ironworkers	2,871	5,774,500
Laborers	14,558	29,261,020
Operating Engineers	3,921	7,880,380
Other	7,776	15,631,930
Painters	8,439	16,968,620
Plumbers	11,790	23,702,380
Roofers	3,411	6,859,430
Sheet Metal Workers	3,449	6,934,700
Teamsters	1,680	3,376,820
Grand Total	107,172	215,464,990

*Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2025. Economic impact data is in 2024 dollars and all other flgures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.